Exhibit 10.2
Execution Version

Exhibit E and Schedule II to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation S-K.

OPORTUN CCW TRUST
ELEVENTH AMENDMENT TO INDENTURE
This ELEVENTH AMENDMENT TO INDENTURE, dated as of April 30, 2024 (this "Amendment"), is entered into among OPORTUN CCW TRUST, a special purpose Delaware statutory trust, as issuer (the "Issuer"), and WILMINGTON TRUST, NATIONAL ASSOCIATION, a national banking association with trust powers, as indenture trustee (in such capacity, the "Indenture Trustee"), as securities intermediary (in such capacity, the "Securities Intermediary") and as depositary bank (in such capacity, the "Depositary Bank").
RECITALS
WHEREAS, the Issuer, the Indenture Trustee, the Securities Intermediary and the Depositary Bank have previously entered into that certain Indenture, dated as of December 20, 2021 (as amended, modified or supplemented prior to the date hereof, the "Indenture");
WHEREAS, in accordance with Section 13.2 of the Indenture, the Indenture Trustee and the Issuer desire to amend the Indenture as provided herein; and
WHEREAS, as evidenced by their signature hereto, the Required Noteholders have consented to the amendments provided for herein;
NOW, THEREFORE, in consideration of the mutual agreements herein contained, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, each party hereto agrees as follows:

ARTICLE I
DEFINITIONS
SECTION 1.01.    Defined Terms Not Defined Herein. All capitalized terms used herein that are not defined herein shall have the meanings assigned to them in, or by reference in, the Indenture.
ARTICLE II
AMENDMENTS TO THE INDENTURE
SECTION 2.01.    Amendments. The Indenture is hereby amended to incorporate the changes reflected on the marked pages of the Indenture attached hereto as Schedule I, with a conformed copy of the amended Indenture attached hereto as Schedule II.

ARTICLE III
REPRESENTATIONS AND WARRANTIES
SECTION 3.01.    Representations and Warranties. The Issuer hereby represents and warrants to the Indenture Trustee, the Securities Intermediary, the Depositary Bank and each of the other Secured Parties that:
(a)    Representations and Warranties. Both before and immediately after giving effect to this Amendment, the representations and warranties made by the Issuer in the Indenture and each of the other Transaction Documents to which it is a party are true and correct as of the date hereof (unless stated to relate solely to an earlier date, in which case such representations or warranties were true and correct as of such earlier date).
(b)    Enforceability. This Amendment and the Indenture, as amended hereby, constitute the legal, valid and binding obligation of the Issuer enforceable against the Issuer in accordance with its respective terms, except as such enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar law affecting creditors' rights generally and by general principles of equity.
(c)    No Defaults. No Rapid Amortization Event, Event of Default, Servicer Default or Default has occurred and is continuing.
ARTICLE IV
MISCELLANEOUS
SECTION 4.01.    Ratification of Indenture. As amended by this Amendment, the Indenture is in all respects ratified and confirmed and the Indenture, as amended by this Amendment, shall be read, taken and construed as one and the same instrument.
SECTION 4.02.    Counterparts. This Amendment may be executed in any number of counterparts, and by different parties in separate counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument. Each of the parties hereto agrees that the transaction consisting of this Amendment may be conducted by electronic means. Each party agrees, and acknowledges that it is such party's intent, that if such party signs this Amendment using an electronic signature, it is signing, adopting, and accepting this Amendment and that signing this Amendment using an electronic signature is the legal equivalent of having placed its handwritten signature on this Amendment on paper. Each party acknowledges that it is being provided with an electronic or paper copy of this Amendment in a usable format.
SECTION 4.03.    Recitals. The recitals contained in this Amendment shall be taken as the statements of the Issuer, and none of the Indenture Trustee, the Securities Intermediary or the Depositary Bank assumes any responsibility for their correctness. None of the Indenture Trustee, the Securities Intermediary or the Depositary Bank makes any representations as to the validity or sufficiency of this Amendment.
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SECTION 4.04.    Rights of the Indenture Trustee, the Securities Intermediary and the Depositary Bank. The rights, privileges and immunities afforded to the Indenture Trustee, the Securities Intermediary and the Depositary Bank under the Indenture shall apply hereunder as if fully set forth herein.
SECTION 4.05.    GOVERNING LAW; JURISDICTION. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY AGREES TO THE NON-EXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND ANY APPELLATE COURT HAVING JURISDICTION TO REVIEW THE JUDGMENTS THEREOF. EACH OF THE PARTIES HERETO AND EACH SECURED PARTY HEREBY WAIVES ANY OBJECTION BASED ON FORUM NON CONVENIENS AND ANY OBJECTION TO VENUE OF ANY ACTION INSTITUTED HEREUNDER IN ANY OF THE AFOREMENTIONED COURTS AND CONSENTS TO THE GRANTING OF SUCH LEGAL OR EQUITABLE RELIEF AS IS DEEMED APPROPRIATE BY SUCH COURT.
SECTION 4.06.    Effectiveness. This Amendment shall become effective as of the date hereof upon:
(a)    receipt by the Indenture Trustee of an Administrator Order directing it to execute and deliver this Amendment;
(b)    receipt by the Indenture Trustee of an Officer's Certificate of the Issuer stating that the execution of this Amendment is authorized and permitted by the Indenture and all conditions precedent to the execution of this Amendment have been satisfied;
(c)    receipt by the Indenture Trustee of an Opinion of Counsel stating that the execution of this Amendment is authorized and permitted under the Indenture and all conditions precedent to the execution of this Amendment have been satisfied;
(d)    receipt by the Indenture Trustee of counterparts of this Amendment, duly executed by each of the parties hereto and consented to by the Required Noteholders; and
(e)    receipt by the Indenture Trustee of such other instruments, documents, agreements and opinions reasonably requested by the Indenture Trustee prior to the date hereof.
SECTION 4.07.    Limitation of Liability. It is expressly understood and agreed by the parties hereto that (i) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB , not individually or personally but solely as Owner Trustee of the Issuer, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings and agreements herein made on the part of the Issuer is made and intended not as personal representations, undertakings and agreements by the Owner Trustee but made and intended for the purpose of binding only the Issuer, (iii) nothing herein contained shall be construed as creating any liability on the Owner Trustee, individually or personally, to perform any
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covenants, either expressed or implied, contained herein, all personal liability, if any, being expressly waived by the parties hereto and by any person claiming by, through or under the parties hereto, (iv) the Owner Trustee has made no investigation as to the accuracy or completeness of any representations and warranties made by the Issuer in this Amendment and (v) under no circumstances shall the Owner Trustee be personally liable for the payment of any indebtedness or expenses of the Issuer or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer under this Amendment or any other related document.
(Signature page follows)
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IN WITNESS WHEREOF, the Issuer, the Indenture Trustee, the Securities Intermediary and the Depositary Bank have caused this Amendment to be duly executed by their respective officers as of the day and year first above written.

OPORTUN CCW TRUST,
as Issuer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity, but solely as Owner Trustee of the Issuer

By: Devon C. A. Reverdito
    Name: Devon C. A. Reverdito
    Title: Vice President

Eleventh Amendment to Indenture

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Indenture Trustee

By: Drew H. Davis
    Name: Drew H. Davis
    Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Securities Intermediary

By: Drew H. Davis
    Name: Drew H. Davis
    Title: Vice President

WILMINGTON TRUST, NATIONAL ASSOCIATION,
not in its individual capacity but solely as Depositary Bank

By: Drew H. Davis
    Name: Drew H. Davis
    Title: Vice President

Eleventh Amendment to Indenture

Consent to by the Required Noteholders:

WEBBANK,
as Holder of 100% of the outstanding Notes

By:     Jason Lloyd
    Name: Jason Lloyd
Title: President & CEO

SCHEDULE I
Changed Pages to Indenture
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CONFORMED COPY
As amended by
First Amendment to Indenture, dated as of June 3, 2022
Master Amendment to Transaction Documents, dated as of June 21, 2022
Third Amendment to Indenture, dated as of September 14, 2022
Master Amendment to Transaction Documents, dated as of September 28, 2022
Master Amendment to Transaction Documents, dated as of March 8, 2023
Fifth Amendment to Indenture, dated as of July 27, 2023
Master Amendment to Transaction Documents, dated as of November 28, 2023
Seventh Amendment to Indenture, dated as of December 22, 2023
Master Amendment to Transaction Documents, dated as of January 31, 2024
Ninth Amendment to Indenture, dated February 29, 2024
Tenth Amendment to Indenture, dated March 28, 2024
Eleventh Amendment to Indenture, dated April 30, 2024
OPORTUN CCW TRUST,
as Issuer
and
WILMINGTON TRUST, NATIONAL ASSOCIATION,
as Indenture Trustee, as Securities Intermediary and as Depositary Bank
INDENTURE
Dated as of December 20, 2021

Variable Funding Asset Backed Notes

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TABLE OF CONTENTS
(continued)

Exhibits:
Exhibit A: Form of Release and Reconveyance of Trust Estate
Exhibit B: Form of Lien Release
Exhibit C: Form of Class A Note
Exhibit D: Form of Monthly Statement
Exhibit E: Form of “Limited Repurchase” provision

Schedule 1 Perfection Representations, Warranties and Covenants
Schedule 2 List of Proceedings

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“Adjusted Daily Simple SOFR” means, for any day (a “SOFR Rate Day”), a rate per annum equal to the greater of (a) the sum of (i) SOFR for the day (such day, a “SOFR Determination Day”) that is five (5) U.S. Government Securities Business Days prior to (A) if such SOFR Rate Day is a U.S. Government Securities Business Day, such SOFR Rate Day or (B) if such SOFR Rate Day is not a U.S. Government Securities Business Day, the U.S. Government Securities Business Day immediately preceding such SOFR Rate Day, in each case, as such SOFR is published by the SOFR Administrator on the SOFR Administrator’s Website; provided that if by 5:00 p.m. (New York City time) on the second (2nd) U.S. Government Securities Business Day immediately following any SOFR Determination Day, SOFR in respect of such SOFR Determination Day has not been published on the SOFR Administrator’s Website and a Benchmark Replacement Date with respect to the Daily Simple SOFR has not occurred, then SOFR for such SOFR Determination Day will be SOFR as published in respect of the first preceding U.S. Government Securities Business Day for which such SOFR was published on the SOFR Administrator’s Website; provided further that SOFR as determined pursuant to this proviso shall be utilized for purposes of calculation of Daily Simple SOFR for no more than three (3) consecutive SOFR Rate Days and (ii) the SOFR Adjustment, and (b) the Floor. Any change in Daily Simple SOFR due to a change in SOFR shall be effective from and including the effective date of such change in SOFR without notice to the Issuer.
“Adjusted Leverage Ratio” means, on any date of determination, the ratio of (a)(i) Adjusted Liabilities ~~to~~minus (ii) so long as (x) no optional repurchase has been made by the Seller pursuant to Section 2.7 (Limited Repurchases) of either Forward Flow Agreement and (y) no amendment or modification of a type described in Section 8.2(g)(viii) has been made to either Forward Flow Agreement without the written consent of the Required Noteholders, Sold Liabilities to (b) Tangible Net Worth.
“Adjusted Leverage Ratio Covenant” means that, other than with respect to Monthly Periods ended January 31, 2024 and February 29, 2024, the Parent will have a maximum Adjusted Leverage Ratio of 3.5:1.
“Adjusted Liabilities” means, on any date of determination, the excess of total Liabilities over the amount of any asset-backed securities that would appear as liabilities on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP.
“Administrator” shall mean the Person acting in such capacity from time to time pursuant to and in accordance with the Trust Agreement, which shall initially be Oportun, Inc.
“Administrator Order” means a written order or request signed in the name of the Administrator by any one of its Responsible Officers and delivered to the Indenture Trustee.
“ADS Score” means the credit score for an Obligor referred to as the “Alternative Data Score” determined by the Seller in a manner consistent with the WebBank Agreements and the Seller’s proprietary scoring method.
“Advance Rate” means, on any date of determination, (i) initially, 75.00%, (ii) commencing on February 1, 2024, 74.25%, (iii) commencing on March 1, 2024, 73.50%, (iv)

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check fees and all other similar fees and charges billed or accrued and unpaid on an Account designated to the Trust Portfolio.
“Financial Covenants” means each of the Leverage Ratio Covenant, the Adjusted Leverage Ratio Covenant, the Liquidity Covenant and the Tangible Net Worth Covenant.
“Fiscal Year” means any period of twelve consecutive calendar months ending on December 31.
“Fitch” means Fitch, Inc.
“Floor” means a rate of interest equal to 0%.
“Forward Flow Agreements” means each of (a) that certain Loan Purchase Agreement dated as of August 3, 2023 between the Seller, as seller, and Dawning Harbor Trust, a Delaware statutory trust, as purchaser, and (b) that certain Loan Purchase Agreement dated as of June 16, 2023 among the Seller, as seller, NTSF (I-A) LLC, as purchaser agent, and NBSF III Holdings A LP, a Delaware limited partnership, and NBSF Redwood Holdings A LP, a Delaware limited partnership, each as initial purchasers, in each case as amended, supplemented or otherwise modified from time to time.
“GAAP” means those principles of accounting set forth in pronouncements of the Financial Accounting Standards Board, the American Institute of Certified Public Accountants or which have other substantial authoritative support and are applicable in the circumstances as of the date of a report, as such principles are from time to time supplemented and amended.
“Governmental Authority” means any government or political subdivision or any agency, authority, bureau, central bank, commission, department or instrumentality of any such government or political subdivision, or any court, tribunal, grand jury or arbitrator, in each case whether foreign or domestic.
“Grant” means the Issuer’s grant of a Lien on the Trust Estate as set forth in the Granting Clause of this Indenture.
“Hardship Program” means any program of an Account Owner, established pursuant to the Credit and Collection Policies, to provide payment relief to Obligors who have suffered a temporary life event and who demonstrate a willingness and ability to make payments on their Account.
“Holder” means the Person in whose name a Note is registered in the Note Register.
“In-Store Payments” means payments received from or on behalf of Obligors at a retail location operated by the Seller or its partners.
“Increase” has the meaning specified in Section 3.1(b).
“Indebtedness” means, with respect to any Person, such Person’s (i) obligations for borrowed money, (ii) obligations representing the deferred purchase price of property other than

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“Interest Period” means, with respect to any Payment Date, the prior Monthly Period.
“Investment Company Act” means the Investment Company Act of 1940, as amended.
“Investment Earnings” means all interest and earnings (net of losses and investment expenses) accrued on funds on deposit in the Trust Accounts.
“Issuer” has the meaning specified in the preamble of this Indenture.
“Issuer Distributions” has the meaning specified in Section 5.4(c).
“Issuer Order” means a written order or request signed in the name of the Issuer by any one of its Responsible Officers and delivered to the Indenture Trustee.
“Law” means any law (including common law), constitution, statute, treaty, regulation, rule, ordinance, order, injunction, writ, decree or award of any Governmental Authority.
“Legal Final Payment Date” means the Payment Date immediately following the 365th day after the commencement of the Amortization Period.
“Leverage Ratio” means, on any date of determination, the ratio of (a)(i) Liabilities ~~to~~minus (ii) so long as (x) no optional repurchase has been made by the Seller pursuant to Section 2.7 (Limited Repurchases) of either Forward Flow Agreement and (y) no amendment or modification of a type described in Section 8.2(g)(viii) has been made to either Forward Flow Agreement without the written consent of the Required Noteholders, Sold Liabilities to (b) Tangible Net Worth.
“Leverage Ratio Covenant” means that, other than with respect to Monthly Periods ended January 31, 2024 and February 29, 2024, Parent will have a maximum Leverage Ratio equal to the lesser of (i) 11.5:1 and (ii) the maximum leverage ratio or similar covenant for the Parent set forth in any Oportun Comparable Facility.
“Liabilities” means, on any date of determination, the total liabilities which would appear on the balance sheet of the Parent and its Subsidiaries determined on a consolidated basis in accordance with GAAP.
“Lien” means any mortgage or deed of trust, pledge, hypothecation, assignment, deposit arrangement, lien, charge, claim, security interest, easement or encumbrance, or preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any lease or title retention agreement, any financing lease having substantially the same economic effect as any of the foregoing, and the filing of, or agreement to give, any financing statement perfecting a security interest under the UCC or comparable Law of any jurisdiction).
“Liquidity Covenant” means that the Seller will have a minimum liquidity equal to the greater of (i) $10,000,000, equal to unrestricted cash or Cash Equivalents, and (ii) the minimum liquidity or similar covenant for the Seller set forth in any Oportun Comparable Facility.

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“Servicing Agreement” means the Servicing Agreement, dated as of the Closing Date, among the Issuer and the Servicer, as the same may be amended or supplemented from time to time.
“Servicing Fee” means (A) for any Monthly Period during which Oportun, Inc. or any Affiliate acts as Servicer, an amount equal to the product of (i) 5.00%, (ii) 1/12 and (iii) the average daily Aggregate Eligible Receivables Balance for such Monthly Period (provided, that the Servicing Fee for the first Payment Date shall be based upon the actual number of days in the first Monthly Period and assuming a 30-day month), and (B) for any Monthly Period during which any other successor Servicer acts as Servicer, the Servicing Fee shall be an amount equal to (i) if SST acts as successor Servicer, the amount set forth pursuant to the SST Fee Schedule as set forth in the Back-Up Servicing Agreement or (ii) if any other successor Servicer acts as Servicer, an amount equal to the product of (a) the current market rate for servicing receivables similar to the Receivables, (b) 1/12 and (c) the average daily Aggregate Eligible Receivables Balance for such Monthly Period.
“Similar Law” means applicable Law that is substantially similar to Section 406 of ERISA or Section 4975 of the Code.
“Six-Month Weighted Average Yield” means, for any Monthly Period, the percentage equivalent of a fraction, (i) the numerator of which is the sum, with respect to each of the six most recent Monthly Periods (which may include such Monthly Period), of the total Collections, other than Collections with respect to Principal Receivables, received during each such Monthly Period, and (ii) the denominator of which is the sum, with respect to each of the six most recent Monthly Periods (which may include such Monthly Period), of the daily average Outstanding Receivables Balance of all Eligible Receivables for each such Monthly Period.
“SOFR” means a rate equal to the secured overnight financing rate as administered by the SOFR Administrator.
“SOFR Adjustment” means 0.11448%.
“SOFR Administrator” means the NYFRB (or a successor administrator of the secured overnight financing rate).
“SOFR Administrator’s Website” means the NYFRB’s website, currently at http://www.newyorkfed.org, or any successor source for the secured overnight financing rate identified as such by the SOFR Administrator from time to time.
“SOFR Determination Day” has the meaning specified in the definition of “Adjusted Daily Simple SOFR”.
“SOFR Rate Day” has the meaning specified in the definition of “Adjusted Daily Simple SOFR”.
“Sold Liabilities” means, as of any date of determination, the aggregate outstanding balance of all Loans and Related Rights (each as defined in the Forward Flow Agreements) that have been sold by the Seller pursuant to the Forward Flow Agreements as of such date, solely to the extent such Loans are included as Liabilities or Adjusted Liabilities, as applicable.

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(o)    Eligible Receivables.     Each Receivable included as an Eligible Receivable in any Monthly Servicer Report shall be an Eligible Receivable as of the date so included. Each Receivable purchased by the Issuer on any Purchase Date shall be an Eligible Receivable as of such Purchase Date unless otherwise specified to the Indenture Trustee in writing prior to such Purchase Date.

(p)    Receivables Schedule.    The most recently delivered schedule of Receivables reflects, in all material respects, a true and correct schedule of the Receivables included in the Trust Estate as of the date of delivery.

(q)    ERISA. (i) Each of the Issuer, the Depositor, the Seller, the Servicer and their respective ERISA Affiliates is in compliance with ERISA unless, in the case of the Seller and the Servicer, any failure to so comply could not reasonably be expected to have a Material Adverse Effect or create a Lien on the assets of the Issuer or any of its ERISA Affiliates under Section 430(k) of the Code or Section 303(k) or 4068 of ERISA (“ERISA Lien”); and (ii) no ERISA Lien exists. No ERISA Event has occurred with respect to any Pension Plan that could reasonably be expected to have a Material Adverse Effect or result in an ERISA Lien.

(r)    Accuracy of Information. All information heretofore furnished by, or on behalf of, the Issuer to the Indenture Trustee or any of the Noteholders in connection with any Transaction Document, or any transaction contemplated thereby, was, at the time it was furnished, true and accurate in every material respect (without omission of any information necessary to prevent such information from being materially misleading).

(s)    Subsidiaries. The Issuer has no Subsidiaries and does not own or hold, directly or indirectly, any equity interest in any Person, other than Permitted Investments.

(t)    Notes. The Notes have been duly and validly authorized, and, when executed and authenticated in accordance with the terms of the Indenture, and delivered to and paid for in accordance with the Note Purchase Agreement, will be duly and validly issued and outstanding and will be entitled to the benefits of the Indenture

(u)    Sales by the Seller. Each sale of Receivables by the Seller to the Depositor and the Depositor Receivables Trustee shall have been effected under, and in accordance with the terms of, the Purchase Agreement, including the payment by the Depositor to the Seller of an amount equal to the purchase price therefor as described in the Purchase Agreement, and each such sale shall have been made for “reasonably equivalent value” (as such term is used under Section 548 of the Bankruptcy Code) and not for or on account of “antecedent debt” (as such term is used under Section 547 of the Bankruptcy Code) owed by the Depositor to such Seller

(v)    Forward Flow Agreement Repurchase Rights. The repurchase rights set forth in Section 2.7 of each Forward Flow Agreement are neither greater nor substantially different than those set forth in the form of “Limited Repurchase” provision attached hereto as Exhibit E.

(w)    Forward Flow Agreement Repurchase Obligations. Neither of the Forward Flow Agreements contains any obligation of the Seller to repurchase Loans and

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Related Rights sold thereunder other than repurchase obligations for breaches of certain representations and warranties with respect to the Loans and Related Rights sold thereunder.

Section 7.2. Reaffirmation of Representations and Warranties by the Issuer. On the Closing Date and on each Business Day thereafter, the Issuer shall be deemed to have certified that all representations and warranties described in Section 7.1 hereof are true and correct on and as of such day as though made on and as of such day (except to the extent they relate to an earlier or later date, and then as of such earlier or later date).
ARTICLE 8.
COVENANTS
Section 8.1. Money for Payments To Be Held in Trust. At all times from the date hereof to the Indenture Termination Date, unless the Required Noteholders shall otherwise consent in writing, all payments of amounts due and payable with respect to any Notes that are to be made from amounts withdrawn from the Collection Account shall be made on behalf of the Issuer by the Indenture Trustee or by another Paying Agent, and no amounts so withdrawn from Collection Account for payments of such Notes shall be paid over to the Issuer except as provided in this Indenture.
Section 8.2. Affirmative Covenants of Issuer. At all times from the date hereof to the Indenture Termination Date, unless the Required Noteholders shall otherwise consent in writing, the Issuer shall:
(a)    Payment of Notes. Duly and punctually pay or cause to be paid principal of (and premium, if any), interest and other amounts on and with respect to the Notes pursuant to the provisions of this Indenture. Principal, interest and other amounts shall be considered paid on the date due if the Indenture Trustee or the Paying Agent holds on that date money designated for and sufficient to pay all principal, interest and other amounts then due. Amounts properly withheld under the Code by any Person from a payment to any Noteholder of interest, principal and/or other amounts shall be considered as having been paid by the Issuer to such Noteholder for all purposes of this Indenture.
(b)    Maintenance of Office or Agency. Maintain an office or agency (which may be an office of the Indenture Trustee, Transfer Agent and Registrar or co-registrar) where Notes may be surrendered for registration of transfer or exchange, where notices and demands to or upon the Issuer in respect of the Notes and this Indenture may be served, and where, at any time when the Issuer is obligated to make a payment of principal upon the Notes, the Notes may be surrendered for payment. The Issuer hereby initially appoints the Indenture Trustee to serve as its agent for purposes of the surrender for registration, transfer, exchange or payment of the Notes. The Issuer hereby initially appoints the Owner Trustee to serve as its agent for purposes of the service of notices and demands. The Issuer will give prompt written notice to the Indenture Trustee and the Noteholders of the location, and any change in the location, of such office or agency. If at any time the Issuer shall fail to maintain any such required office or

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(iii)    Change in Credit and Collection Policies. Within ten (10) Business Days after the date any material change in or amendment to the Credit and Collection Policies is made, a copy of the Credit and Collection Policies then in effect indicating such change or amendment;
(iv)    ERISA. Promptly after the filing or receiving thereof, copies of all reports and notices with respect to any ERISA Event which either (i) the Issuer, the Depositor, the Seller, the Servicer or any of their respective ERISA Affiliates files under ERISA with the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor or (ii) the Issuer, the Depositor, the Seller, the Servicer or any of their respective ERISA Affiliates receives from the Internal Revenue Service, the Pension Benefit Guaranty Corporation or the U.S. Department of Labor. The Issuer shall give the Indenture Trustee and each Noteholder prompt written notice of any ERISA Event that could result in the imposition of an ERISA Lien;
(v)    If a Responsible Officer of the Issuer shall have actual knowledge of the occurrence of a Servicer Default, notice thereof to the Indenture Trustee, which notice shall specify the action, if any, the Issuer is taking in respect of such default. If a Servicer Default shall arise from the failure of the Servicer to perform any of its duties or obligations under the Servicing Agreement, the Issuer shall take all reasonable steps available to it to remedy such failure, including any action reasonably requested by the Indenture Trustee (acting at the direction of the Required Noteholders); and
(vi)    On or before April 1, 2022 and on or before April 1 of each year thereafter, and otherwise in compliance with the requirements of TIA Section 314(a)(4) (if this Indenture is required to be qualified under the TIA), an Officer’s Certificate of the Administrator stating, as to the Responsible Officer signing such Officer’s Certificate, that:
(A)    a review of the activities of the Issuer during such year and of performance under this Indenture has been made under such Responsible Officer’s supervision; and
(B)    to the best of such Responsible Officer’s knowledge, based on such review, the Issuer has complied with all conditions and covenants under this Indenture throughout such year, or, if there has been a Default, Event of Default or Rapid Amortization Event specifying each such Default, Event of Default or Rapid Amortization Event known to such Responsible Officer and the nature and status thereof.
(vii) Immediately upon the occurrence of any optional repurchase made by the
Seller pursuant to Section 2.7 (Limited Repurchases) of either Forward Flow Agreement, written notice thereof.
(viii) Prior to the effectiveness of (a) any material amendment or other material modification of Section 2.7 (Limited Repurchases) of either Forward Flow Agreement (including any amendment of any other term that has the effect of causing a material

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change to the meaning or effect of such Section 2.7), but excluding any amendment or modification having the effect of causing such Section 2.7 to be inapplicable to all or a portion of the Loans and Related Rights sold thereunder, or (b) any material amendment or other material modification of the repurchase obligations set forth in either Forward Flow Agreements that expands such obligations beyond repurchases for breaches of certain representations and warranties with respect to the Loans and Related Rights sold thereunder, written notice thereof setting forth the terms of such amendment or other modification.

(h)    Use of Proceeds. Use the proceeds of the Notes solely in connection with the acquisition or funding of Receivables, funding any initial deposit to the Reserve Account as specified in Section 5.3(b), payment of costs of issuance of the Notes and other Permissible Uses.
(i)    Protection of Trust Estate. At its expense, perform all acts and execute all documents necessary and desirable at any time to evidence, perfect, maintain and enforce the security interest of the Indenture Trustee in the Trust Estate and the priority thereof. The Issuer will prepare, deliver and authorize the filing of financing statements relating to or covering the Trust Estate (which financing statements may cover “all assets” of the Issuer).
(j)    Inspection of Records. Once per calendar year (or upon the occurrence of a non-routine regulatory inquiry or during the continuance of any Event of Default or Servicer Default, as frequently as requested by the Required Noteholders), upon reasonable prior written notice (which, except during the continuance of any Event of Default or Servicer Default, shall be at least 30 days), permit the Required Noteholders or their duly authorized representatives, attorneys or auditors to inspect the Receivables, the files related to such Receivables and the Records at such times as such Person may reasonably request. Upon instructions from the Required Noteholders or their duly authorized representatives, attorneys or auditors, the Issuer shall release a copy of any document related to any Receivables to such Person.
(k)    Furnishing of Information. Provide such cooperation, information and assistance, and prepare and supply the Indenture Trustee and the Noteholders with such data regarding the performance by the Obligors of their obligations under the Receivables and the performance by the Issuer and Servicer of their respective obligations under the Transaction Documents, as may be reasonably requested by the Indenture Trustee or the Required Noteholders from time to time.
(l)    Performance and Compliance with Receivables. At its expense, timely and fully perform and comply with all material provisions, covenants and other promises, if any, required to be observed by the Issuer under the Receivables.
(m)    Collections Received. Hold in trust, and immediately (but in any event no later than two (2) Business Days following the date of receipt thereof) transfer to the Servicer for deposit into the Collection Account (subject to Section 5.4(a)) all Collections, if any, received from time to time by the Issuer.

LEGAL_US_E # ~~178083392.1~~178083392.8